Exhibit 99.1

Worksport Reports Record Q3 Revenue Growth and 2,300 Basis-Point Margin Expansion Ahead of Three Clean-Energy Product Launches

Margins surpassing 31%, along with 62% year-over-year topline growth to a $5MM quarter, underscore accelerating U.S. manufacturing scale and profitability before the commercialization of the next line of products: SOLIS™, COR™, and Aetherlux™ by Terravis.

West Seneca, New York, October 16, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator in advanced manufacturing and distributed clean energy technologies, serving both consumer and industrial markets, today announced its unaudited top-line results for the third quarter of 2025, reporting the highest quarterly revenue and gross profit in Company history.

Q3 2025 Top-Line Highlights (Unaudited):

●	Revenue of $5.015 million, up from $4.10 million in Q2 2025 (+22% QoQ) and $3.10 million in Q3 2024 (+62% YoY)

●	Gross margin of 31%, versus 26.4% in Q2 2025 and just 7.9% in Q3 2024 — an increase of over 2,300 basis points year-over-year

●	Gross profit of $1.60 million, up from $1.08 million in Q2 2025 and $0.247 million in Q3 2024

●	Production of 8,600 units in Q3 2025, accelerating from 6,000 in Q2 2025 and 4,300 in Q1 2025 (100% production increase in just two quarters)

These results mark the third consecutive record quarter for Worksport and underscore the Company’s improving operational leverage and scale.

CEO Commentary

“What’s exciting isn’t just the tremendous QoQ margin and revenue growth — it’s that this is happening before our next-generation products even hit the market,” said Steven Rossi. “SOLIS, COR, and Terravis are the next chapter of a company that’s already proven it can execute.” said Steven Rossi, Chief Executive Officer of Worksport.

Deepening Momentum Before SOLIS / COR / Terravis

The Q3 2025 performance delivers strong proof of point: Worksport is achieving robust growth and expanding margins before the commercialization of its next-generation technologies. The upcoming SOLIS solar tonneau cover, COR portable energy system, and innovations through its subsidiary Terravis Energy (ground breaking cold-climate heat pumps, currently being validated by the DOE) are poised to build on this foundation.

By executing at scale in its legacy business, the Company expects to absorb the incremental cost and R&D burden associated with those upcoming product lines, while preserving margin strength. The accelerating production curve — doubling since Q1 — also signals manufacturing ramp efficiency that will support future product launches.

Strategic Implications & Value Drivers

●	Operating Leverage & Margin Expansion: The jump from ~7.9% margin in Q3 2024 to 31.0% in Q3 2025 reflects new product launches, structural improvements, processes, fixed-cost absorption, and scale.

●	Scalable U.S. Manufacturing Base: Domestic production momentum reduces supply chain risk and readies capacity for scaling SOLIS, COR, and Terravis products. The Company believes its US tonneau cover factory is capable of $100M+ in annual revenue without further investment.

●	Pre-launch Validation: Growth before the launch of SOLIS/COR is expected to de-risk the path ahead by establishing financial and production credibility.

●	Clean-Tech Positioning: As broader renewable energy and off-grid power demand grows, Worksport stands to benefit from its dual presence in automotive accessories and emerging portable energy systems.

Taken together, the Company’s Q3 results strengthen its financial footing just as it prepares to bring high-potential technologies to market.

Worksport anticipates filing its Form 10-Q on November 13, 2025.

Stay tuned for more information and join our mailing list to stay up to date with the latest: Join Worksport’s Newsletter.

Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram, the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

About Digital Offering:

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Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.